Exhibit 99.1

SUMMARY HISTORICAL AND UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL AND OTHER DATA

The following table sets forth summary historical and unaudited pro forma condensed consolidated financial and other data of our business at the dates and for the periods indicated. The summary historical condensed consolidated statements of income and condensed consolidated cash flows data for the years ended December 31, 2010, 2011 and 2012 and the summary historical condensed consolidated statements of financial condition as of December 31, 2011 and 2012 has been derived from our historical audited financial statements. The summary historical condensed consolidated statement of financial condition as of December 31, 2010 has been derived from our historical audited financial statements. The summary historical condensed consolidated statements of income and condensed consolidated cash flows data for the three months ended March 31, 2012 and 2013 and the summary historical condensed consolidated statements of financial condition at March 31, 2012 and 2013 have been derived from our historical unaudited condensed consolidated financial statements. We have derived the consolidated statements of income, statements of cash flow data and other financial data for the last twelve months ended March 31, 2013 by adding the summary financial data for the year ended December 31, 2012 and the summary financial data for the three months ended March 31, 2013 and subtracting the summary financial data for the three months ended March 31, 2012. Historical results are not necessarily indicative of the results to be expected for future periods and operating results for the three months ended March 31, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013.

The summary unaudited pro forma condensed consolidated statement of income information for the twelve months ended March 31, 2013 gives effect to the Transactions as if they had occurred on January 1, 2012. The summary unaudited pro forma condensed consolidated statement of financial condition as of March 31, 2013 gives effect to the Transactions as if they had occurred on March 31, 2013. The summary unaudited pro forma condensed consolidated financial data reflects adjustments required under U.S. GAAP for business combinations that are based upon preliminary estimates of fair value and certain assumptions that we believe are reasonable. Revisions to the preliminary estimates of fair value may have a significant impact on the pro forma amounts of total assets, total liabilities and shareholders’ equity, revenue and various operating expenses, including depreciation and amortization, interest expense and income taxes. The summary unaudited pro forma condensed consolidated financial data is for informational purposes only and does not purport to represent what our results of operation or financial condition actually would be if the Transactions had occurred at any date, nor does such data purport to project the results of operation and financial condition for any future period or date, as the case may be. Where we present pro forma financial information for the closing of the Transactions, we have assumed that all $125.0 million of the outstanding convertible senior notes are converted at a conversion rate of 81.055 shares per $1,000 of principal amount of convertible senior notes, which assumes the acquisition will close on June 30, 2013. The settlement of the convertible senior notes will occur after the closing of the acquisition. Convertible senior notes that are not surrendered for conversion or repurchase will remain outstanding.

The historical results presented below are not necessarily indicative of the results to be expected for any future period.

(Dollars in thousands)	Years Ended December 31,			Three Months Ended	Three Months Ended	Twelve Months Ended	Pro forma Twelve Months Ended
	2010	2011	2012	March 31, 2012	March 31, 2013	March 31, 2013	March 31, 2013

Revenue:
Statement of Operations Data:
Revenue:
Commissions and fees:	$981,917	$1,013,392	$1,061,738	$254,131	$263,471	$1,071,078	$1,082,838

Operating expenses:
Commissions and fees	303,794	330,179	322,330	82,150	81,014	321,194	321,310
Compensation expense—employees	256,181	267,528	293,531	70,948	79,532	302,115	306,696
Fees to principals	161,958	135,911	137,988	29,207	28,000	136,781	136,804
Non-compensation expense	156,538	153,357	162,229	39,702	42,124	164,651	166,842
Amortization of intangibles	33,013	32,478	33,519	8,275	8,401	33,645	55,685
Depreciation	12,123	12,553	12,339	3,146	2,982	12,175	12,175
Impairment of goodwill and intangible assets	2,901	11,705	33,015	3,228	2,571	32,358	32,358
Gain on sale of businesses, net	(10,295)	(1,238)	(4,763)	(351)	89	(4,323)	(4,323)
Change in estimated acquisition earn-out payables	—	(414)	9,485	4,466	908	5,927	5,927
Management contract buyout	—	—	17,336	3,355	6,733	20,714	20,714

Total operating expenses	916,213	942,059	1,017,009	244,126	252,354	1,025,237	1,054,188

Income (loss) from operations	65,704	71,333	44,729	10,005	11,117	45,841	28,650

Non-operating income and expenses
Interest income	3,854	3,333	2,253	629	604	2,228	2,228
Interest expense	(18,533)	(15,733)	(16,572)	(4,121)	(4,206)	(16,657)	(68,856)
Gain on early extinguishment of debt	9,711	—	—	—	—	—	(13,283)
Other, net	8,303	6,386	4,985	880	1,614	5,719	5,719

Non-operating income and expenses, net	3,335	(6,014)	(9,334)	(2,612)	(1,988)	(8,710)	(74,192)

Income (loss) before income taxes	69,039	65,319	35,395	7,393	9,129	37,131	(45,542)
Income tax expense (benefit)	26,481	28,387	5,457	1,775	4,915	8,597	(22,819)

Net income (loss)	$42,558	$36,932	$29,938	$5,618	$4,214	$28,534	$(22,723)
Net income (non-controlling interest)	—	—	—	—	(63)	(63)	(266)

Net income (controlling interest)	$42,558	$36,932	$29,938	$5,618	$4,151	$28,471	$(22,989)

Statements of Financial Condition (at end of period):
Cash and cash equivalents	$128,830	$135,239	$88,500	$85,598	$92,090	$92,090	$50,189
Commissions, fees, and premiums receivable, net	120,572	119,945	137,310	102,482	116,335	116,335	116,335
Total current assets	377,465	368,134	351,033	306,419	338,944	338,944	316,644
Total assets	893,063	894,167	899,859	855,678	889,335	889,335	1,661,195
Total current liabilities	224,883	229,015	215,519	177,676	183,339	183,339	190,500
Total liabilities	484,851	488,217	487,836	455,040	470,335	470,335	1,455,919
Total equity	408,212	405,950	412,023	400,638	416,746	416,746	203,022

Statement of Cash Flow Data:
Net cash provided from (used in)
Operating Activities	$119,432	$116,177	$53,076	$(14,585)	$21,174	$88,835
Investing Activities	(9,703)	(53,922)	(83,802)	(34,526)	(10,259)	(59,535)
Financing Activities	(36,893)	(55,846)	(15,941)	(530)	(7,300)	(22,711)
Effect of exchange rate changes on cash and cash equivalents	—	—	(72)	—	(25)	(97)

Other Financial Data:
Transaction Adjusted EBITDA(1)	$146,985	$144,187	$160,335	$35,965	$38,215	$162,585	$166,953
Pro Forma Transaction Adjusted EBITDA(1)							$170,251
Pro forma total debt(2)							$1,053,125
Pro forma interest expense(3)							$68,856
Pro forma net debt(4)							$1,025,540
Ratio of pro forma total debt to Pro Forma Transaction Adjusted EBITDA							6.2x
Ratio of Pro Forma Transaction Adjusted EBITDA to pro forma interest expense							2.5x

(1)	We report our financial results in accordance with U.S. GAAP, however, management believes that the evaluation of our ongoing operating results may be enhanced by a presentation of Adjusted EBITDA, Transaction Adjusted EBITDA and Pro Forma Transaction Adjusted EBITDA which are non-GAAP financial measures. We have historically presented Adjusted EBITDA in the periodic reports and registration statements we file with the SEC. As set forth below, Transaction Adjusted EBITDA and Pro Forma Transaction Adjusted EBITDA differ in many respects from Adjusted EBITDA. Adjusted EBITDA is defined as net income excluding interest income; interest expense; income tax expense; depreciation; amortization of intangibles; other, net; gain on early extinguishment of debt; the expense related to management contract buyouts; any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of income; (gain) loss on sale of businesses, net; impairment of goodwill and intangible assets; the accelerated vesting of, or reversal of previously-recognized expenses related to, certain Restricted Stock Units (“RSUs”); and minority interest (income) loss. We use Transaction Adjusted EBITDA and Pro Forma Transaction Adjusted EBITDA to further enhance an investor’s evaluation of our ongoing operating performance. Transaction Adjusted EBITDA is defined as Adjusted EBITDA excluding stock-based compensation; non-cash bad debt expense; certain reserves incurred in 2011 and 2012 in connection with a legal settlement; public company cost savings; interest income on certain cash; and other items. Pro Forma Transaction Adjusted EBITDA is defined as Transaction Adjusted EBITDA adjusted to include “run rate” adjustments for acquisitions and management contract buyouts completed after March 31, 2013 assuming such acquisitions and management contract buyouts occurred at the beginning of the period presented, as well as the effect of acquisitions, dispositions and management contract buyouts completed during the twelve months ended March 31, 2013.

We have included Transaction Adjusted EBITDA and Pro Forma Transaction Adjusted EBITDA because we believe it provides investors with additional information to measure our performance and evaluate our ability to service our debt. Transaction Adjusted EBITDA and Pro Forma Transaction Adjusted EBITDA are not presentations made in accordance with GAAP, and our computations of Transaction Adjusted EBITDA and Pro Forma Transaction Adjusted EBITDA should not be considered to be an alternative to net income, as a measure of operating performance or cash flow or as a measure of liquidity. Transaction Adjusted EBITDA and Pro Forma Transaction Adjusted EBITDA have limitations as an analytical tool, and you should not consider them in isolation, or as a substitute for analysis of our results as reported under GAAP.

A reconciliation of Adjusted EBITDA, Transaction Adjusted EBITDA and Pro Forma Transaction Adjusted EBITDA to net income for the periods presented is set forth below:

(Dollars in thousands)	Years Ended December 31,			Three Months Ended	Three Months Ended	Twelve Months Ended	Pro forma Twelve Months Ended
	2010	2011	2012	March 31, 2012	March 31, 2013	March 31, 2013	March 31, 2013
Net income (loss) (GAAP)	$42,558	$36,932	$29,938	$5,618	$4,214	$28,534	$(22,723)
Income tax on expense (benefit)	26,481	28,387	5,457	1,775	4,915	8,597	(22,819)
Interest income	(3,854)	(3,333)	(2,253)	(629)	(604)	(2,228)	(2,228)
Interest expense	18,533	15,733	16,572	4,121	4,206	16,657	68,856
Gain on early extinguishment of debt	(9,711)	—	—	—	—	—	13,283
Other, net	(8,303)	(6,386)	(4,985)	(880)	(1,614)	(5,719)	(5,719)
Amortization of intangibles	33,013	32,478	33,519	8,275	8,401	33,645	55,685
Depreciation	12,123	12,553	12,339	3,146	2,982	12,175	12,175
Impairment of goodwill and intangible assets	2,901	11,705	33,015	3,228	2,571	32,358	32,358
Gain (loss) on sale of businesses, net	(10,295)	(1,238)	(4,763)	(351)	89	(4,323)	(4,323)
Accelerated vesting/(reversal) of certain RSUs	13,395	—	(4,673)	—	—	(4,673)	(4,673)
Change in estimated acquisition earn-out payables	—	(414)	9,485	4,466	908	5,927	5,927
Management contract buyout	—	—	17,336	3,355	6,733	20,714	20,714
Minority interest (income) loss	—	—	—	—	(93)	(93)	(574)

Adjusted EBITDA	116,841	126,417	140,987	32,124	32,708	141,571	145,939
Other, net addback (a)	6,522	5,816	4,205	911	1,614	4,908	4,908
Stock-based compensation	11,337	5,462	5,381	1,364	1,408	5,425	5,425
Legal settlements (b)	—	2,500	2,750	500	—	2,250	2,250
Bad debt expense (non-cash) (c)	4,902	1,405	1,351	70	101	1,382	1,382
Interest income on cash (d)	344	264	232	51	41	222	222
Public company cost saves (e)	6,869	7,027	7,200	1,800	1,800	7,200	7,200
Other (f)	170	(4,704)	(1,771)	(855)	543	(373)	(373)

Transaction Adjusted EBITDA	$146,985	$144,187	$160,335	$35,965	$38,215	$162,585	$166,953

Completed Dispositions (g)							(2,828)
Completed Management Contract Buyouts (g)							2,440
Run Rate Acquisitions (h)							1,924
Run Rate Management Contract Buyouts (h)							1,762

Pro Forma Transaction Adjusted EBITDA							$170,251

(a)	Relates substantially to office space that the Company no longer occupies and has subleased; the rent associated with the Company’s lease is recognized in non-compensation expense while the sublease income is recognized as income in other, net.
(b)	Relates to reserves made in connection with one legal settlement.
(c)	In connection with dispositions, the Company may receive promissory notes as a form of compensation; this adjustment relates to reserves taken on these promissory notes, as well as reserves taken in connection with over-advanced management fees.
(d)	Relates to interest income earned on funds held in a fiduciary capacity.
(e)	Relates to compensation expense savings from certain departing employees with public company related responsibilities, the voluntary resignation of the Company’s former CEO, as well as non-compensation expense savings related to certain public company costs, such as Board of Director fees, shareholder communications and insurance.
(f)	Relates to the amortization of prepaid management fee expense offset by the amortization of deferred reduction in management fee liability.
(g)	Represents the aggregate Transaction Adjusted EBITDA of the management contract buyouts and dispositions that were completed during the twelve months ended March 31, 2013 and have been presented to give effect thereto as if such transactions had occurred at the beginning of the period presented. The financial results for such management contract buyouts and dispositions are derived from the books and records of the Company, which have not been reviewed or audited by any outside accountants. Therefore, you should not place undue reliance on such financial information.
(h)	Represents the aggregate Transaction Adjusted EBITDA of the acquisitions and management contract buyouts that were completed after March 31, 2013 and have been presented to give effect thereto as if such transactions had occurred at the beginning of the period presented. The financial results for such acquisitions and management contract buyouts are derived from the books and records of the Company, which have not been reviewed or audited by any outside accountants. Therefore, you should not place undue reliance on such financial information.

(2)	Upon consummation of the Transactions, pro forma total debt is expected to be comprised of the term loan and the notes.
(3)	Pro forma interest expense is based on assumed interest rates on the term loan and the notes, the amortization of debt costs related to the Transactions as well as the write-off of debt costs on the existing credit facility and senior convertible notes, and is calculated using historical financial data as adjusted to give effect to the Transactions, as if they occurred on January 1, 2012 (the first day of the fiscal year ended December 31, 2012) or April 1, 2012 (the first day of the twelve months ended March 31, 2013), as applicable.
(4)	Net debt is defined as total debt less cash and cash equivalents. The Company paid approximately $22.6 million in cash on April 1, 2013 relating to these acquisitions and management contract buyouts.

                        Other Financial Data by Business Segment:

CCG Adjusted EBITDA and Transaction Adjusted EBITDA Reconciliation
Income (loss) from operations	$43,046	$48,169	$32,035	$6,648	$7,380	$32,767
Amortization of intangibles	21,398	21,553	24,195	5,909	6,230	24,516
Depreciation	6,298	6,107	5,618	1,427	1,420	5,611
Impairment of goodwill and intangible assets	1,931	1,246	7,754	2,680	2,571	7,645
(Gain) loss on sale of businesses, net	(8,058)	(103)	46	46	—	—
Accelerated vesting/(reversal) of certain RSUs	7,394	—	(2,484)	—	—	(2,484)
Change in estimated acquisition earn-out payables	—	(414)	9,305	4,466	708	5,547
Management contract buyout	—	—	17,336	3,355	6,733	20,714
Minority interest (income) loss	—	—	—	—	(54)	(54)

Adjusted EBITDA	72,009	76,558	93,805	24,531	24,988	94,262
Other, net addback	3,470	3,094	2,237	485	859	2,611
Stock-based compensation	6,031	2,906	2,863	726	749	2,886
Legal settlements	—	1,330	1,463	266	—	1,197
Bad debt expense (non—cash)	2,608	747	719	38	54	735
Interest income on cash	183	140	124	27	21	118
Public company cost saves	3,654	3,738	3,830	958	958	3,830
Other	90	(2,503)	(942)	(455)	289	(198)

Transaction Adjusted EBITDA	$88,045	$86,010	$104,099	$26,576	$27,918	$105,441

ICG Adjusted EBITDA and Transaction Adjusted EBITDA Reconciliation
Income (loss) from operations	$15,202	$14,167	$3,457	$1,182	$774	$3,049
Amortization of intangibles	11,615	10,925	8,892	2,366	1,955	8,481
Depreciation	4,458	4,275	4,014	1,012	964	3,966
Impairment of goodwill and intangible assets	970	10,459	25,261	548	—	24,713
(Gain) loss on sale of businesses, net	(2,237)	(1,135)	(4,809)	(397)	89	(4,323)
Accelerated vesting/(reversal) of certain RSUs	6,001	—	(2,098)	—	—	(2,098)
Change in estimated acquisition earn-out payables	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—
Minority interest (income) loss	—	—	—	—	(39)	(39)

Adjusted EBITDA	36,009	38,691	34,717	4,711	3,743	33,749
Other, net addback	2,928	2,611	1,888	409	725	2,204
Stock-based compensation	5,090	2,452	2,416	612	632	2,436
Legal settlements	—	1,123	1,235	225	—	1,010
Bad debt expense (non—cash)	2,201	631	607	30	45	621
Interest income on cash	154	119	104	23	19	100
Public company cost saves	3,084	3,155	3,233	808	808	3,233
Other	76	(2,112)	(795)	(384)	244	(167)

Transaction Adjusted EBITDA	$49,542	$46,670	$43,404	$6,434	$6,216	$43,186

ASG Adjusted EBITDA and Transaction Adjusted EBITDA Reconciliation
Income (loss) from operations	$7,456	$8,997	$9,237	$2,175	$2,963	$10,025
Amortization of intangibles	—	—	432	—	216	648
Depreciation	1,367	2,171	2,707	707	598	2,598
Impairment of goodwill and intangible assets	—	—	—	—	—	—
(Gain) loss on sale of businesses, net	—	—	—	—	—	—
Accelerated vesting/(reversal) of certain RSUs	—	—	(91)	—	—	(91)
Change in estimated acquisition earn-out payables	—	—	180	—	200	380
Management contract buyout	—	—	—	—	—	—

Adjusted EBITDA	8,823	11,168	12,465	2,882	3,977	13,560
Other, net addback	124	111	80	17	30	93
Stock-based compensation	216	104	102	26	27	103
Legal settlements	—	47	52	9	—	43
Bad debt expense (non—cash)	93	27	26	2	2	26
Interest income on cash	7	5	4	1	1	4
Public company cost saves	131	134	137	34	34	137
Other	4	(89)	(34)	(16)	10	(8)

Transaction Adjusted EBITDA	$9,398	$11,507	$12,832	$2,955	$4,081	$13,958